================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. 2)


Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                               THE MAINSTAY FUNDS
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

================================================================================

                               THE MAINSTAY FUNDS
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007


April 2, 2007


To Our Shareholders:


     I am writing to ask for your vote on an important matter concerning The MainStay Funds (the "Trust"). The Trust, a Massachusetts business trust, currently offers 19 separate series of funds (the "Funds"), which are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the Special Meeting of Shareholders (the "Special Meeting") of the Funds will be held on May 4, 2007, beginning at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     At the Special Meeting, as explained in the accompanying proxy statement, you will be asked to vote on the following proposals:

          1. To elect eight Trustees to the Board of Trustees of the Trust; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Proposal 1, which concerns all the Funds, is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Trustees of the Trust recommends that you read the enclosed materials carefully and then submit a vote "FOR" the election of each nominee for Trustee.

     Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 4, 2007. You will receive a proxy card. There are several ways to vote your shares, including by mail, telephone, and the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding your vote, please contact the Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                       Sincerely,

                                       /S/ STEPHEN P. FISHER
                                       Stephen P. Fisher
                                       President

Encl.

                               THE MAINSTAY FUNDS

                               51 MADISON AVENUE

                            NEW YORK, NEW YORK 10010


MAINSTAY CAPITAL APPRECIATION FUND


MAINSTAY COMMON STOCK FUND


MAINSTAY CONVERTIBLE FUND


MAINSTAY DIVERSIFIED INCOME FUND


MAINSTAY EQUITY INDEX FUND


MAINSTAY GLOBAL HIGH INCOME FUND


MAINSTAY GOVERNMENT FUND


MAINSTAY HIGH YIELD CORPORATE BOND FUND


MAINSTAY INTERNATIONAL EQUITY FUND


MAINSTAY LARGE CAP GROWTH FUND


MAINSTAY MAP FUND


MAINSTAY MID CAP GROWTH FUND


MAINSTAY MID CAP VALUE FUND


MAINSTAY MONEY MARKET FUND


MAINSTAY SMALL CAP GROWTH FUND


MAINSTAY SMALL CAP VALUE FUND


MAINSTAY TAX FREE BOND FUND


MAINSTAY TOTAL RETURN FUND


MAINSTAY VALUE FUND


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

TO THE SHAREHOLDERS OF THE MAINSTAY FUNDS:


     NOTICE IS HEREBY GIVEN that the Board of Trustees (the "Board" or the "Trustees") of The MainStay Funds (the "Trust"), which currently offers the 19 series listed above (the "Funds"), invites you to attend a Special Meeting of Shareholders ("Special Meeting") of the Trust. The Special Meeting will be held on May 4, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 10:00 a.m. Eastern time.


     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following Proposals:

          1. To elect eight Trustees to the Board of Trustees of the Trust; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and Proposal 1 above. You may vote at the Special Meeting if you are the record owner of shares of one or more of the Funds as of the close of business on February 20, 2007. If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

                                       By order of the Board of Trustees,

                                       -s- Marguerite E. H. Morrison
                                       Marguerite E. H. Morrison
                                       Secretary

                                       April 2, 2007

                             ---------------------

                               IMPORTANT NOTICE:
                PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS
             POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER
                HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE
  ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED
                                     PROXY.
                             ---------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.


FOR EXAMPLE:


REGISTRATION                                      VALID
------------                             ------------------------
CORPORATE ACCOUNTS
(1) ABC Corp. ........................   ABC Corp. John Doe,
                                         Treasurer
(2) ABC Corp. ........................   John Doe
(3) ABC Corp. c/o John Doe............   John Doe
(4) ABC Corp. Profit Sharing Plan.....   John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership...............   Jane B. Smith, Partner
(2) Smith and Jones, Limited
  Partnership.........................   Jane B. Smith, General
                                         Partner

TRUST ACCOUNTS
(1) ABC Trust.........................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d
    12/28/78..........................   Jane B. Doe, Trustee
                                         u/t/d/ 12/28/78

REGISTRATION                                      VALID
------------                             ------------------------
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B.
    Smith, Jr. UGMA/UTMA..............   John B. Smith, Custodian
                                         f/b/o/ John B. Smith
                                         Jr.,
                                         UGMA/UTMA
(2) Estate of John B. Smith...........   John B. Smith, Jr.,
                                         Executor
                                         Estate of John B. Smith


     Please choose one of the following options to vote your shares:


     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.



     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.



     3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.



     4. VOTE IN PERSON AT THE SPECIAL MEETING.

                               THE MAINSTAY FUNDS
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010


MAINSTAY CAPITAL APPRECIATION FUND


MAINSTAY COMMON STOCK FUND


MAINSTAY CONVERTIBLE FUND


MAINSTAY DIVERSIFIED INCOME FUND


MAINSTAY EQUITY INDEX FUND


MAINSTAY GLOBAL HIGH INCOME FUND


MAINSTAY GOVERNMENT FUND


MAINSTAY HIGH YIELD CORPORATE BOND FUND


MAINSTAY INTERNATIONAL EQUITY FUND


MAINSTAY LARGE CAP GROWTH FUND


MAINSTAY MAP FUND


MAINSTAY MID CAP GROWTH FUND


MAINSTAY MID CAP VALUE FUND


MAINSTAY MONEY MARKET FUND


MAINSTAY SMALL CAP GROWTH FUND


MAINSTAY SMALL CAP VALUE FUND


MAINSTAY TAX FREE BOND FUND


MAINSTAY TOTAL RETURN FUND


MAINSTAY VALUE FUND


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

INTRODUCTION


     This Proxy Statement is being furnished to shareholders of The MainStay Funds (the "Trust"), in connection with the solicitation of proxies relating to the Trust and its series listed above (each a "Fund"), by the Board of Trustees of the Trust (the "Board" or the "Trustees"), for a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on May 4, 2007, beginning at 10:00 a.m. Eastern time.


     THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE FOLLOWING PROPOSALS (THE "PROPOSALS"), AS THEY ARE DESCRIBED IN DETAIL IN THIS PROXY STATEMENT:

PROPOSALS:

          1. To elect eight Trustees to the Board of Trustees of the Trust; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Only shareholders of record who owned shares of one or more of the Funds at the close of business on February 20, 2007 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one (1) vote with respect to any Proposal on which that Fund's shareholders are entitled to vote (a fractional share has a fractional vote). Proposal 1 affects all Funds. Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Funds.


     The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card beginning on or about April 2, 2007 to all shareholders of record of the Funds as of the Record Date. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM.


     It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                           AFFECTED FUNDS: ALL FUNDS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

     The purpose of this Proposal is to elect the Trustees that will assume office at or prior to the Board of Trustees meeting currently scheduled for June 7, 2007 or upon such later date of the Trustees' election by shareholders. At a Board of Trustees meeting held on February 12, 2007, the current Trustees of the Trust unanimously nominated the eight persons described below for election as Trustees (each a "Nominee").

     The Board currently is composed of seven members: Edward J. Hogan, Alan R. Latshaw, Terry L. Lierman, John B. McGuckian, Brian A. Murdock, Donald E. Nickelson, and Richard S. Trutanic. Three of the Nominees, Messrs. Latshaw, Murdock, and Trutanic, currently are members of the Board of Trustees; five are not, but serve as directors/trustees of other funds in the complex of funds managed by NYLIM or its affiliates (the "Fund Complex"). These nominations are the result of an effort on the part of the Board, the other boards in the Fund Complex and NYLIM to consolidate the membership of the boards so that the same members serve on each board. Over the course of several months, the Board and its members met with representatives of the other boards in the Fund Complex and NYLIM's senior management to consider NYLIM's proposal to consolidate the membership of these boards. In reaching the conclusion that a consolidation of the Board's members with the members of the other boards is in the best interests of the Funds and their shareholders, the Board considered the following factors:

     - the benefits from streamlining Board communications;

     - opportunities for enhanced efficiency of Board oversight;

     - potential cost savings from a consolidation of Board members and Board meetings;

     - the projected number and type of funds to be overseen by the Board members; and

     - the proposed process, timing and costs for implementing the consolidation.

     Additionally, the Board considered the opportunities for enhanced services from NYLIM as a result of the proposed consolidation. The Board also noted that the proposed Board structure would be consistent with other similarly situated fund groups.

     Members of the Board's Nominating Committee ("Committee") met with each Nominee prior to his or her nomination to the Board, and the Committee considered each Nominee's qualifications in accordance with the Committee's policies and procedures for the consideration of board member candidates and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board. Likewise, the boards of the other funds in the Fund Complex also have approved the consolidation proposal on behalf of their funds and have nominated the same eight Nominees to serve on their respective boards.


     As part of the consolidation proposal, certain of the current members of each board determined not to stand for reelection. NYLIM offered a one time payment to all current independent members of the boards not standing for re-election in recognition of their services and contingent upon the approval by shareholders of a new slate of directors/trustees. The payment is based on a formula, including the number of years each member has served on his or her respective fund board. If this Proposal is approved, the following current members of the Board of Trustees have agreed to resign from the Board and accept the one time payment from NYLIM described above following their resignation: Edward J. Hogan, Terry L. Lierman, John B. McGuckian, and Donald E. Nickelson. Payments to these members of the Board will range approximately from $250,000 to $360,000. The Funds do not have a retirement plan and the Trustees that are not standing for reelection will not receive any payment from the Funds in connection with their resignation.

     All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board of Trustees.

WHO ARE THE NOMINEES TO THE BOARD?

     The table below lists the Nominees, their dates of birth, current positions held with the Trust, length of time served, term of office, principal occupations during the last five years, number of funds in the Fund Complex currently overseen by the Nominee, and other directorships held outside of the Trust. A table with similar information concerning the officers of the Trust is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

     Nominees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to herein as "Independent Trustees." Nominees who are deemed to be "interested persons" of the Trust under the 1940 Act are referred to as "Interested Trustees."

                                TRUSTEE NOMINEES


                                                                           NUMBER OF
                                                                           FUNDS AND
                                                                          PORTFOLIOS
                                                                          IN THE FUND
                                         TERM OF                            COMPLEX
                         POSITION(S)   OFFICE* AND       PRINCIPAL         CURRENTLY        OTHER
                        HELD WITH THE   LENGTH OF      OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
NAME AND DATE OF BIRTH      TRUST      TIME SERVED  DURING PAST 5 YEARS   BY NOMINEE   HELD BY NOMINEE
----------------------  -------------  -----------  --------------------  -----------  ----------------
INDEPENDENT TRUSTEE NOMINEES
Susan B. Kerley         None           N/A          Partner, Strategic        21       Chairman since
8/12/51                                             Management Advisors                2005 and
                                                    LLC (1990 to                       Director since
                                                    present)                           1990, Eclipse
                                                                                       Funds Inc. (15
                                                                                       funds); Chairman
                                                                                       since 2005 and
                                                                                       Trustee since
                                                                                       2000, Eclipse
                                                                                       Funds (3 funds);
                                                                                       Chairman and
                                                                                       Director since
                                                                                       August 2006,
                                                                                       ICAP Funds, Inc.
                                                                                       (3 funds);
                                                                                       Trustee since
                                                                                       1991, Legg Mason
                                                                                       Partners Funds
                                                                                       (30 funds)

                                                                           NUMBER OF
                                                                           FUNDS AND
                                                                          PORTFOLIOS
                                                                          IN THE FUND
                                         TERM OF                            COMPLEX
                         POSITION(S)   OFFICE* AND       PRINCIPAL         CURRENTLY        OTHER
                        HELD WITH THE   LENGTH OF      OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
NAME AND DATE OF BIRTH      TRUST      TIME SERVED  DURING PAST 5 YEARS   BY NOMINEE   HELD BY NOMINEE
----------------------  -------------  -----------  --------------------  -----------  ----------------
Alan R. Latshaw**       Trustee,       Indefinite;  Retired; Consultant       19       Trustee since
3/27/51                 Audit and      Trustee and  (2004 to 2006), The                2005, State Farm
                        Compliance     Audit and    MainStay Funds Audit               Associates Funds
                        Committee      Compliance   and Compliance                     Trust (3 funds);
                        Chairman and   Committee    Committee; Partner,                Trustee since
                        Audit          Chairman     Ernst & Young LLP                  2005, State Farm
                        Committee      since March  (2002 to 2003);                    Mutual Fund
                        Financial      2006 and     Partner, Arthur                    Trust (15
                        Expert         Audit        Andersen LLP (1976                 funds); Trustee
                                       Committee    to 2002)                           since 2005,
                                       Financial                                       State Farm
                                       Expert                                          Variable Product
                                       since May                                       Trust (9 funds);
                                       2006                                            Trustee since
                                                                                       2005, Utopia
                                                                                       Funds (4 funds)
Peter Meenan            None           N/A          Independent               21       Director since
12/5/41                                             Consultant;                        2002, Audit
                                                    President and Chief                Committee
                                                    Executive Officer,                 Chairman and
                                                    Babson-United Inc.                 Audit Committee
                                                    (financial services                Financial Expert
                                                    firm) (2000 to                     since 2003,
                                                    2004); Independent                 Eclipse Funds
                                                    Consultant (1999 to                Inc. (15 funds);
                                                    2000); Head of                     Trustee since
                                                    Global Funds,                      2002, Audit
                                                    Citicorp (1995 to                  Committee
                                                    1999)                              Chairman and
                                                                                       Audit Committee
                                                                                       Financial Expert
                                                                                       since 2003,
                                                                                       Eclipse Funds (3
                                                                                       funds);
                                                                                       Director, Audit
                                                                                       Committee
                                                                                       Chairman, and
                                                                                       Audit Committee
                                                                                       Financial Expert
                                                                                       since August
                                                                                       2006, ICAP
                                                                                       Funds, Inc. (3
                                                                                       funds)
Richard H. Nolan, Jr.   None           N/A          Managing Director,        25       Director since
11/16/46                                            ICC Capital                        March 2006,
                                                    Management;                        MainStay VP
                                                    President,                         Series Fund,
                                                    Shields/Alliance,                  Inc. (25
                                                    Alliance Capital                   portfolios)
                                                    Management (1994-
                                                    2004)

                                                                           NUMBER OF
                                                                           FUNDS AND
                                                                          PORTFOLIOS
                                                                          IN THE FUND
                                         TERM OF                            COMPLEX
                         POSITION(S)   OFFICE* AND       PRINCIPAL         CURRENTLY        OTHER
                        HELD WITH THE   LENGTH OF      OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
NAME AND DATE OF BIRTH      TRUST      TIME SERVED  DURING PAST 5 YEARS   BY NOMINEE   HELD BY NOMINEE
----------------------  -------------  -----------  --------------------  -----------  ----------------
Richard S. Trutanic**   Trustee        Indefinite;  Chairman (1990 to         19       None
2/13/52                                Trustee      present) and Chief
                                       since 1994   Executive Officer
                                                    (1990 to 1999),
                                                    Somerset Group
                                                    (financial advisory
                                                    firm); Managing
                                                    Director and
                                                    Advisor, The Carlyle
                                                    Group (private
                                                    investment firm)
                                                    (2002 to 2004);
                                                    Senior Managing
                                                    Director and
                                                    Partner, Groupe
                                                    Arnault S.A.
                                                    (private investment
                                                    firm) (1999 to 2002)
Roman L. Weil           None           N/A          V. Duane Rath             25       Director since
5/22/40                                             Professor of                       1994, MainStay
                                                    Accounting, Graduate               VP Series Fund,
                                                    School of Business,                Inc. (25
                                                    University of                      portfolios)
                                                    Chicago; President,
                                                    Roman L. Weil
                                                    Associates, Inc.
                                                    (consulting firm);
                                                    Director, Ygomi LLC
                                                    (information and
                                                    communications
                                                    technology company)
                                                    (since July 2006)
John A. Weisser, Jr.    None           N/A          Retired. Managing         25       Director since
10/22/41                                            Director of Salomon                1997, MainStay
                                                    Brothers, Inc. (1981               VP Series Fund,
                                                    to 1995)                           Inc. (25
                                                                                       portfolios);
                                                                                       Trustee since
                                                                                       March 2007,
                                                                                       Direxion Funds
                                                                                       (57 portfolios);
                                                                                       Trustee since
                                                                                       March 2007,
                                                                                       Direxion
                                                                                       Insurance Trust
                                                                                       (45 portfolios)

                                                                           NUMBER OF
                                                                           FUNDS AND
                                                                          PORTFOLIOS
                                                                          IN THE FUND
                                         TERM OF                            COMPLEX
                         POSITION(S)   OFFICE* AND       PRINCIPAL         CURRENTLY        OTHER
                        HELD WITH THE   LENGTH OF      OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
NAME AND DATE OF BIRTH      TRUST      TIME SERVED  DURING PAST 5 YEARS   BY NOMINEE   HELD BY NOMINEE
----------------------  -------------  -----------  --------------------  -----------  ----------------
INTERESTED TRUSTEE NOMINEE
Brian A. Murdock***     Chairman,      Indefinite;  Member of the Board       65       Director and
3/14/56                 Trustee and    Chairman     of Managers and                    Chairman since
                        Chief          and Trustee  President (since                   September 2006,
                        Executive      since        2004) and Chief                    MainStay VP
                        Officer        September    Executive Officer                  Series Fund,
                                       2006 and     (since July 2006),                 Inc. (25
                                       Chief        NYLIM and New York                 portfolios);
                                       Executive    Life Investment                    Director and
                                       Officer      Management Holdings                Chief Executive
                                       since July   LLC; Senior Vice                   Officer since
                                       2006         President, New York                August 2006,
                                                    Life Insurance                     ICAP Funds, Inc.
                                                    Company (since                     (3 funds)
                                                    2004); Chairman of
                                                    the Board and
                                                    President, NYLIFE
                                                    Distributors LLC
                                                    (since 2004); Member
                                                    of the Board of
                                                    Managers, Madison
                                                    Capital Funding LLC
                                                    (since 2004), NYLCAP
                                                    Manager LLC (since
                                                    2004) and
                                                    Institutional
                                                    Capital LLC (since
                                                    July 2006); Chairman
                                                    and Director (since
                                                    September 2006) and
                                                    Chief Executive
                                                    Officer (since July
                                                    2006), MainStay VP
                                                    Series Fund, Inc.;
                                                    Chief Executive
                                                    Officer, Eclipse
                                                    Funds and Eclipse
                                                    Funds Inc. (since
                                                    July 2006); Chief
                                                    Executive Officer
                                                    and Director (since
                                                    August 2006), ICAP
                                                    Funds, Inc.; Chief
                                                    Operating Officer,
                                                    Merrill Lynch
                                                    Investment Managers
                                                    (2003 to 2004);
                                                    Chief Investment
                                                    Officer, MLIM Europe
                                                    and Asia (2001 to
                                                    2003); President,
                                                    Merrill Japan and
                                                    Chairman, MLIM
                                                    Pacific Region (1999
                                                    to 2001)

---------------

 * If elected/reelected a Trustee, each Nominee will serve an indefinite term of office.

 ** This Nominee is currently a Trustee of the Trust.

*** Mr. Murdock is currently a Trustee of the Trust and may be deemed to be an Interested Trustee because of his affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIM, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

     The Trust's Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, the Trust will hold a shareholders' meeting for the election of Trustees at such times as (1) less than a majority of the Trustees holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Trustee's resignation, death or incapacity to perform his or her duties, a Trustee's term of office is indefinite.

                 OFFICERS OF THE TRUST (WHO ARE NOT TRUSTEES)*


                        TERM OF OFFICE, POSITION(S)
                        HELD WITH TRUST AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH          OF SERVICE              DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
Robert A. Anselmi       Indefinite; Chief Legal       Senior Managing
10/19/46                Officer since 2003            Director, General
                                                      Counsel and Secretary,
                                                      New York Life
                                                      Investment Management
                                                      LLC (including
                                                      predecessor advisory
                                                      organizations) and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Senior Vice
                                                      President, New York
                                                      Life Insurance Company;
                                                      Vice President and
                                                      Secretary, McMorgan &
                                                      Company LLC; Secretary,
                                                      NYLIM Service Company
                                                      LLC, NYLCAP Manager
                                                      LLC, Madison Capital
                                                      Funding LLC and
                                                      Institutional Capital
                                                      LLC (since October
                                                      2006); Chief Legal
                                                      Officer, Eclipse Funds,
                                                      Eclipse Funds Inc. and
                                                      MainStay VP Series
                                                      Fund, Inc. (since
                                                      2003), McMorgan Funds
                                                      (since 2005) and ICAP
                                                      Funds, Inc. (since
                                                      August 2006); Managing
                                                      Director and Senior
                                                      Counsel, Lehman
                                                      Brothers Inc. (1998 to
                                                      1999); General Counsel
                                                      and Managing Director,
                                                      JP Morgan Investment
                                                      Management Inc. (1986
                                                      to 1998).

                        TERM OF OFFICE, POSITION(S)
                        HELD WITH TRUST AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH          OF SERVICE              DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
Arphiela Arizmendi      Treasurer and Principal       Managing Director,
10/26/56                Financial and Accounting      Mutual Fund Accounting
                        Officer 2005-2007 and since   (since September 2006),
                        March 2007                    and Director and
                                                      Manager of Fund
                                                      Accounting and
                                                      Administration (2003 to
                                                      August 2006), New York
                                                      Life Investment
                                                      Management LLC;
                                                      Treasurer and Principal
                                                      Financial and
                                                      Accounting Officer,
                                                      Eclipse Funds, Eclipse
                                                      Funds, Inc., McMorgan
                                                      Funds (2005-2007 and
                                                      since March 2007),
                                                      MainStay VP Series
                                                      Fund, Inc. (March 2006-
                                                      2007 and since March
                                                      2007) and ICAP Funds,
                                                      Inc. (August 2006-2007
                                                      and since March 2007);
                                                      Assistant Treasurer,
                                                      NYLIFE Distributors
                                                      LLC; Assistant
                                                      Treasurer, Eclipse
                                                      Funds, Eclipse Funds
                                                      Inc., MainStay VP
                                                      Series Fund, Inc. and
                                                      McMorgan Funds (1992 to
                                                      2005).

                        TERM OF OFFICE, POSITION(S)
                        HELD WITH TRUST AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH          OF SERVICE              DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
Stephen P. Fisher       Indefinite; President since   President, Eclipse
2/22/59                 March 2007                    Funds, Eclipse Funds
                                                      Inc., ICAP Funds, Inc.
                                                      and MainStay VP Series
                                                      Fund, Inc. since March
                                                      2007, Senior Managing
                                                      Director and Chief
                                                      Marketing Officer, New
                                                      York Life Investment
                                                      Management LLC since
                                                      2005, Managing
                                                      Director -- Retail
                                                      Marketing, New York
                                                      Life Investment
                                                      Management LLC
                                                      2003 -- 2005; Managing
                                                      Director, UBS Global
                                                      Asset Management from
                                                      1999 to 2003.
Scott T. Harrington     Indefinite; Vice              Director, New York Life
2/8/59                  President -- Administration   Investment Management
                        since 2005                    LLC (including
                                                      predecessor advisory
                                                      organizations);
                                                      Executive Vice
                                                      President, New York
                                                      Life Trust Company and
                                                      New York Life Trust
                                                      Company, FSB (since
                                                      January 2006); Vice
                                                      President --
                                                      Administration,
                                                      MainStay VP Series
                                                      Fund, Inc., Eclipse
                                                      Funds and Eclipse Funds
                                                      Inc. (since 2005) and
                                                      ICAP Funds, Inc. (since
                                                      August 2006).

                        TERM OF OFFICE, POSITION(S)
                        HELD WITH TRUST AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH          OF SERVICE              DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
Alison H. Micucci       Indefinite; Senior Vice       Senior Managing
12/16/65                President and Chief           Director and Chief
                        Compliance Officer since      Compliance Officer
                        July 2006; Vice               (since March 2006), and
                        President -- Compliance       Managing Director and
                        (2004 to June 2006)           Chief Compliance
                                                      Officer (2003 to
                                                      February 2006), New
                                                      York Life Investment
                                                      Management LLC and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Senior Managing
                                                      Director, Compliance
                                                      (since March 2006) and
                                                      Managing Director,
                                                      Compliance (2003 to
                                                      February 2006), NYLIFE
                                                      Distributors LLC; Chief
                                                      Compliance Officer,
                                                      NYLCAP Manager LLC;
                                                      Senior Vice President
                                                      and Chief Compliance
                                                      Officer, Eclipse Funds,
                                                      Eclipse Funds Inc.,
                                                      MainStay VP Series
                                                      Fund, Inc. (since June
                                                      2006) and ICAP Funds,
                                                      Inc. (since August
                                                      2006); Vice
                                                      President --
                                                      Compliance, Eclipse
                                                      Funds, Eclipse Funds
                                                      Inc., MainStay VP
                                                      Series Fund, Inc.
                                                      (until June 2006);
                                                      Deputy Chief Compliance
                                                      Officer, New York Life
                                                      Investment Management
                                                      LLC (2002 to 2003);
                                                      Vice President and
                                                      Compliance Officer,
                                                      Goldman Sachs Asset
                                                      Management (1999 to
                                                      2002).

                        TERM OF OFFICE, POSITION(S)
                        HELD WITH TRUST AND LENGTH    PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH          OF SERVICE              DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
Marguerite E.H.         Indefinite; Secretary since   Managing Director and
Morrison                2004                          Associate General
3/26/56                                               Counsel, New York Life
                                                      Investment Management
                                                      LLC (since 2004);
                                                      Managing Director and
                                                      Secretary, NYLIFE
                                                      Distributors LLC;
                                                      Secretary, Eclipse
                                                      Funds, Eclipse Funds
                                                      Inc., MainStay VP
                                                      Series Fund, Inc. (each
                                                      since 2004) and ICAP
                                                      Funds, Inc. (since
                                                      August 2006); Chief
                                                      Legal Officer -- Mutual
                                                      Funds and Vice
                                                      President and Corporate
                                                      Counsel, The Prudential
                                                      Insurance Company of
                                                      America (2000 to 2004).


---------------

* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

OWNERSHIP OF SECURITIES

     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Nominee in the Trust and in any registered investment companies overseen by the Nominee within the same family of investment companies as the Fund was as follows:

                                                      AGGREGATE DOLLAR RANGE
                                                    OF EQUITY SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY       NOMINEE IN FAMILY OF
NAME                      SECURITIES IN THE TRUST      INVESTMENT COMPANIES
----                     -------------------------  ---------------------------
INDEPENDENT TRUSTEE
  NOMINEES
Susan Kerley...........            None                  Over $100,000
Alan R. Latshaw........      Large Cap Growth          $10,001 - $50,000
                         Fund -- $10,001 - $50,000
                          Small Cap Value Fund --
                               $1 - $10,000
Peter Meenan...........            None                $50,001 - $100,000
Richard H. Nolan, Jr...            None                       None
Richard S. Trutanic....    Total Return Fund --           $1 - $10,000
                               $1 - $10,000
Roman L. Weil..........            None                   $1 - $10,000
John A. Weisser, Jr....    Money Market Fund --          Over $100,000
                            $50,001 - $100,000
INTERESTED TRUSTEE
  NOMINEE
Brian A. Murdock.......  Large Cap Growth Fund --        Over $100,000
                               Over $100,000

COMPENSATION

     The Independent Trustees of the Trust currently receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended, a fee of $1,000 for each Board committee meeting attended and $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. In addition, the Lead Independent Trustee is also paid an annual fee of $20,000, the Chairman of the Audit and Compliance Committee receives $2,000 and the Chairmen of the Brokerage, Expense, and Performance Committees each receive $1,000 for each meeting of the respective committee. Also, each Independent Trustee is paid $1,000 for attending meetings of the Independent Trustees held in advance of or in connection with Board/ Committee meetings. Trustees who are affiliated with NYLIM or its affiliates and the Trust's officers do not receive compensation from the Trust. The table below states the compensation received by the Trustees for the fiscal year ended October 31, 2006 from the Trust and from certain other investment companies (as indicated) in the Fund Complex.

                               COMPENSATION TABLE

                                        PENSION OR                    TOTAL
                                        RETIREMENT                COMPENSATION
                                         BENEFITS    ESTIMATED      FROM THE
                                         ACCRUED       ANNUAL     TRUST AND THE
                          AGGREGATE     AS PART OF    BENEFITS        FUND
                         COMPENSATION      FUND         UPON      COMPLEX PAID
                          FROM TRUST     EXPENSES    RETIREMENT    TO TRUSTEES
                         ------------   ----------   ----------   -------------
INDEPENDENT TRUSTEES
Edward J. Hogan........    $ 88,000         $0           $0         $ 88,000
Alan R. Latshaw*.......    $ 78,500         $0           $0         $ 78,500
Terry L. Lierman.......    $ 87,000         $0           $0         $ 87,000
John B. McGuckian......    $ 86,000         $0           $0         $ 86,000
Donald E. Nickelson....    $119,000         $0           $0         $119,000
Richard S. Trutanic....    $ 87,500         $0           $0         $ 87,500

---------------

* Mr. Latshaw was elected to the Board of Trustees on March 27, 2006. Pursuant to the authority granted it by the Audit and Compliance Committee Charter, the Audit and Compliance Committee retained the services of Mr. Latshaw from November 1, 2004 until his election to the Board of Trustees on March 27, 2006 as an independent financial expert consultant to provide advice and other services similar to that provided by an "Audit Committee Financial Expert" under Section 407 of the Sarbanes-Oxley Act of 2002. Until March 27, 2006, Mr. Latshaw received an annual retainer of $45,000, as well $1,000 per meeting attended, which amounts are reflected in table above, plus reimbursements for travel and out-of-pocket expenses.

     If the shareholders approve this Proposal, it is expected that the compensation structure for the Trustees will change such that the members of each board of directors/trustees in the Fund Complex will be compensated under a new, unified compensation structure. It is further expected that the Funds will pay their pro rata share of these fees based on the net assets of the Funds. A Trustee's total compensation from the Fund Complex as a whole may increase because each Trustee will serve on the boards of directors/trustees of all of the funds in the Fund Complex, rather than the board(s) on which the Nominees currently serve.

     It is expected that the Board of Trustees will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended October 31, 2006, the Board met 8 times. Each current Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Trustee was a member. The Trust does not hold annual meetings, and therefore, the Board of Trustees does not have a policy with regard to Trustee attendance at such meetings.

BOARD COMMITTEES

     The Board of Trustees oversees the Funds and the services provided to the Funds by NYLIM and the investment sub-advisors for the Funds having investment sub-advisors. The committees of the Board currently include the Audit and Compliance Committee, Brokerage Committee, Expense Committee, Performance Committee, and Nominating Committee. The Board has also established a Valuation Committee, Valuation Subcommittee, and a Dividend Committee, each of which include members who are not Trustees.

     Audit and Compliance Committee. The purposes of the Audit and Compliance Committee, which generally meets quarterly or more frequently as needed, are:
(1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (3) to oversee the Trust's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Trust's Chief Compliance Officer; and (4) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The current members of the Audit and Compliance Committee are Alan R. Latshaw (Chairman), Donald E. Nickelson, and Richard S. Trutanic. There were 5 Audit and

Compliance Committee meetings held during the fiscal year ended October 31, 2006.

     Brokerage Committee.* The purpose of the Committee is to assist the Board in overseeing the policies and procedures of the Funds with respect to brokerage and other matters relating to transactions in portfolio securities and other instruments. The current members of the Brokerage Committee are Edward J. Hogan (Chairman), Terry L. Lierman, and John B. McGuckian. There were 3 Brokerage Committee meetings held during the fiscal year ended October 31, 2006.

     Expense Committee. The purpose of the Committee is to assist the Board in requesting and evaluating necessary information in connection with fees and expenses of the Funds or their shareholders that may arise out of agreements and arrangements that may be submitted to the Board for its review or approval. The current members of the Expense Committee are Alan R. Latshaw, Terry L. Lierman, John B. McGuckian, and Richard S. Trutanic (Chairman). There were 4 Expense Committee meetings held during the fiscal year ended October 31, 2006.


     Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. Currently, the members of the Dividend Committee, on which one or more Trustees may serve, are Arphiela Arizmendi and Christopher Feind. There were no Dividend Committee meetings held during the fiscal year ended October 31, 2006.


     Performance Committee. The purpose of the Performance Committee is to oversee the Funds' investment performance. The current members of the Performance Committee are Edward J. Hogan, and Donald E. Nickelson (Chairman). There were 4 Performance Committee meetings held during the fiscal year ended October 31, 2006.

     Nominating Committee. The purposes of the Nominating Committee are to: (1) evaluate the qualifications of candidates and make nominations for Independent Trustee membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. For the fiscal year ended October 31, 2006, the members of the Nominating Committee were all the Independent Trustees: Alan R. Latshaw, Edward J. Hogan, Terry L. Lierman, John B. McGuckian,

---------------


* Prior to March 16, 2006, these two committees were part of a single committee, the Brokerage and Expense Committee. The Brokerage and Expense Committee met 2 times prior to March 16, 2006.

Donald E. Nickelson (Chairman), and Richard S. Trutanic. There were 2 Nominating Committee meetings held during the fiscal year ended October 31, 2006. As of November 20, 2006 the Nominating Committee was reconstituted to include only Richard S. Trutanic and Alan R. Latshaw. The Board of Trustees has adopted a Nominating Committee Charter, which was attached as an Appendix to the Trust's Proxy Statement dated February 8, 2006.

     The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders, which are attached to this Proxy Statement as Appendix A and summarized below. The summary is qualified in its entirety by the Candidate Policy. The Nominating Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the trustee qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.


     Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The current members of the Valuation Committee, on which one or more Trustees may serve, are Jae Yoon (Chairman), Alan R. Latshaw, Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, and Donald E. Nickelson. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2006.


     Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not readily determinable pursuant to the

Trust's valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The current members of the Valuation Subcommittee, on which one or more Trustees may serve, are Ravi Akhoury, Arphiela Arizmendi, Alan R. Latshaw, Alison H. Micucci, Marguerite E.H. Morrison, Donald E. Nickelson and Christopher Feind. There were 6 Valuation Subcommittee meetings held during the fiscal year ended October 31, 2006.


SHAREHOLDER APPROVAL

     The Nominees for election as Trustees at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Trust-wide basis, and all Funds and classes thereof will vote together on this Proposal.

                              BOARD RECOMMENDATION

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A
               VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO
                       THE BOARD OF TRUSTEES OF THE TRUST

VOTING INFORMATION

     Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet, as detailed in the proxy card.

     Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Trust written notice of the revocation, (2) delivering to the Trust a proxy with a later date, or (3) voting in person at the Special Meeting. However, attendance at the Special Meeting will not, by itself, revoke a previously tendered proxy.

     In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the election of each Nominee as a Trustee.

     Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. A chart reflecting the number of shares outstanding of each class of each of the Funds as of the Record Date is attached to this Proxy Statement as Appendix B.

     Effect of Abstentions and Broker "Non-Votes." The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of a Proposal. Therefore, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the shareholders voting at the meeting, in person or by proxy.

     Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).

     Payment of Solicitation Expenses. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM. NYLIM may incur additional expenses as a result of this proxy solicitation. Proxies are solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of NYLIM, the Trust, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     NYLIM has retained Computershare Fund Services, to provide proxy solicitation services in connection with the Special Meeting at an estimated cost of $1,100,000 to $1,300,000 which will be paid by NYLIM.

     Other Matters to Come Before the Special Meeting. The Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to ad-journ the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the Trust's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     Future Shareholder Proposals. A shareholder may request inclusion in the Trust's proxy statement and on the Trust's proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                               OTHER INFORMATION

     Investment Advisor and Administrator. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Fund.

     Distributor. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares. The Distributor is a wholly-owned subsidiary of NYLIM.

     Independent Registered Public Accounting Firm: KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Trust's independent registered public accounting firm. KPMG is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     KPMG, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit and Compliance Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by KPMG to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Trust is attached at Appendix C.

     Shareholder Reports. The Trust will furnish, without charge, to any shareholder upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subsequent semi-annual reports). Such requests may be directed to the Trust by contacting the Distributor of the Funds' shares by writing NYLIFE Distributors LLC, attn: The MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Please include the name or names of the specific Fund or Funds for which you request reports.

     Shareholder Communications. Shareholders may transmit written communications to the Board or one or more of the Trustees by sending the communications to the attention of Marguerite E. H. Morrison, Secretary of the Trust, at the following address: 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Beneficial Share Ownership of Trustees and Officers. As of the Record Date, the Trustees, the Trustee Nominees, and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.

     Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders with respect to each Fund known by that Fund to beneficially own 5% or more of the outstanding interest of a class of that Fund's shares are identified at Appendix D.

     NYLIM and/or its affiliates have the discretion to vote some of the Funds' shares on this proposal. The Funds have been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

     "Householding" of Proxy Statements. The Trust may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Trust has received contrary instructions from one or more of the household's shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, attn: The MainStay Funds, 169 Lackawanna

Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Trust has furnished multiple proxy statements to your household and you would like the Trust to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

                                   APPENDIX A

             POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

                               THE MAINSTAY FUNDS
                       (ADOPTED AS OF DECEMBER 10, 2004)

     Pursuant to the Charter of the Nominating Committee of The MainStay Funds (the "Nominating Committee" of the "Trust"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Board of Trustees (the "Board") and with making nominations for members of the Board who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.

QUALIFICATION OF CANDIDATES

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. All qualified candidates will be treated equally in consideration by the Nominating Committee.

     No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Trust to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Trust's organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Trustees.

NOMINATIONS FROM SHAREHOLDERS

     While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Trust. Shareholders may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year.

     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the candidate:

          (a) The candidate must satisfy all qualifications provided herein and in the Trust's organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

          (b) The candidate may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.((1))

          (c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

          (d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

          (e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

          (f) The candidate may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

          (g) A shareholder or shareholder group may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

---------------

(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the candidate:

          (a) The Nominating Committee only will consider shareholder submissions that are received within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

          (b) Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the securities of a series of the Trust that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

     Shareholders or shareholder groups submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Trust's Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Trust must include:

          (a) Contact information for the nominating shareholder or shareholder group;

          (b) A certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has:
     (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

          (c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

          (d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

          (e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Trust's Board.

     It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

                                   APPENDIX B

                   NUMBER OF SHARES OUTSTANDING IN EACH FUND
                             AS OF THE RECORD DATE


                               THE MAINSTAY FUNDS


                           NUMBER OF          NUMBER OF          NUMBER OF         NUMBER OF       NUMBER OF      NUMBER OF
                            CLASS A            CLASS B            CLASS C           CLASS I         CLASS R1       CLASS R2
                             SHARES             SHARES            SHARES            SHARES           SHARES         SHARES
                          OUTSTANDING        OUTSTANDING        OUTSTANDING       OUTSTANDING     OUTSTANDING    OUTSTANDING
                        ----------------   ----------------   ---------------   ---------------   ------------   ------------
Capital Appreciation
 Fund.................   20,414,801.3330    11,828,382.7210      174,069.9280           35.1120           N/A            N/A
Common Stock Fund.....    2,780,321.7850     2,758,594.8280      248,726.5260   11,116,040.4100           N/A            N/A
Convertible Fund......   22,651,559.2830     7,802,497.7160    1,650,947.0006               N/A           N/A            N/A
Diversified Income
 Fund.................    7,261,647.6840     3,689,363.9190    1,349,673.4120       21,515.3460           N/A            N/A
Equity Index Fund.....    9,808,702.0880                N/A               N/A               N/A           N/A            N/A
Global High Income
 Fund.................   10,995,771.2850     3,694,285.0150    3,836,056.0659               N/A           N/A            N/A
Government Fund.......   28,564,512.0240     7,221,873.5650      639,493.5720          130.4540           N/A            N/A
High Yield Corporate
 Bond Fund............  456,843,413.5340   158,311,591.7090   68,547,282.3008   26,840,470.5880           N/A            N/A
International Equity
 Fund.................   10,185,954.6850     4,747,567.6720    1,337,738.6060   32,340,151.5140   246,181.5510   17,297.1220
Large Cap Growth
 Fund.................   38,259,331.2230    21,459,235.0240    4,133,430.2372   52,072,429.8330   850,207.6460   334,689.1940
MAP Fund..............   15,001,318.4860    10,448,278.4760    7,730,086.2530    9,901,842.8690   446,546.2800   172,900.0200
Mid Cap Growth Fund...    9,298,282.6231     4,676,635.7670    3,438,397.6620      165,296.4510           N/A            N/A
Mid Cap Value Fund....   10,246,592.2960     9,574,892.3378    2,433,417.6710       66,865.7530       98.9180       876.5120
Money Market Fund.....  273,746,425.7120   179,308,416.4930   24,817,630.7700               N/A           N/A            N/A
Small Cap Growth
 Fund.................    6,001,032.1460     6,336,371.1920      407,654.2560      220,511.9410           N/A            N/A
Small Cap Value Fund..    3,987,062.7110     3,315,137.4790      828,007.1960          780.8880           N/A            N/A
Tax Free Bond Fund....   20,429,666.8860     4,360,433.7710      646,674.6830               N/A           N/A            N/A
Total Return Fund.....   26,719,980.7360    10,111,189.1200      175,662.4100          403.1850           N/A            N/A
Value Fund............   24,136,702.6530     8,600,051.5130      605,935.0129    1,157,056.0300       64.7130    613,238.5280

                         NUMBER OF
                         CLASS R3
                          SHARES
                        OUTSTANDING
                        -----------
Capital Appreciation
 Fund.................          N/A
Common Stock Fund.....          N/A
Convertible Fund......          N/A
Diversified Income
 Fund.................          N/A
Equity Index Fund.....          N/A
Global High Income
 Fund.................          N/A
Government Fund.......          N/A
High Yield Corporate
 Bond Fund............          N/A
International Equity
 Fund.................     703.4510
Large Cap Growth
 Fund.................   1,742.1600
MAP Fund..............     289.3630
Mid Cap Growth Fund...  35,701.9650
Mid Cap Value Fund....          N/A
Money Market Fund.....          N/A
Small Cap Growth
 Fund.................          N/A
Small Cap Value Fund..          N/A
Tax Free Bond Fund....          N/A
Total Return Fund.....          N/A
Value Fund............          N/A

                                   APPENDIX C

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Trust, are referred to as "Service Affiliates."


     (1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Trust (the "Reporting Periods") for professional services rendered by KPMG for the audit of the Trust's annual financial statements, or services that are normally provided by KPMG in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:


FISCAL PERIOD ENDED                             AUDIT FEES
-------------------                             ----------
10/31/05.....................................    $816,000
10/31/06.....................................    $812,750


     (2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG to the Trust that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under paragraph (1) above were as follows:


FISCAL PERIOD ENDED                             AUDIT FEES
-------------------                             ----------
10/31/05.....................................    $15,000
10/31/06.....................................    $     0

     These audit-related services included review of financial highlights for the Funds' registration statements and issuance of consents to use of the auditor's reports.


     (3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning for the last two fiscal years were as follows:


FISCAL PERIOD ENDED                              TAX FEES
-------------------                              --------
10/31/05......................................   $95,700
10/31/06......................................   $90,100

     These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

     (4) All Other Fees. The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (1) through (3) of this Item were: (i) $0, during the fiscal year ended October 31, 2005, and
(ii) $0, during the fiscal year ended October 31, 2006.


     All non-audit fees billed by KPMG for services rendered to the Trust for the fiscal years ended October 31, 2005 and October 31, 2006 are disclosed in paragraphs (2) through (4) above.

     The aggregate non-audit fees billed by KPMG for services rendered to the Service Affiliates for the last two fiscal years were approximately: (i) $15,000 for the year ended October 31, 2005 and (ii) $25,000, for the year ended October 31, 2006.

     The Trust's Audit and Compliance Committee has considered whether the provision of non-audit services that were rendered to the Trust's investment advisor (not including any investment sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Pursuant to the Trust's Audit and Compliance Committee Charter, the Audit and Compliance Committee has adopted Pre-approval Policies and Procedures (the "Procedures") to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any of the Trust's Service Affiliates if the engagement directly impacts the Trust's operations and financial reporting.

     In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement, with the approval of a majority of the Independent Trustees, of the independent registered public accounting firm to certify the Trust's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may annually consider and/or pre-approve a list of the types of services the Trust may request from the independent registered public accounting firm in that fiscal year. In addition, the Committee may pre-approve non-audit services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to one or more of its members who are Independent Trustees (the "Designated Member") to pre-approve or refer to the full Committee any proposed non-audit services that have not been previously approved by the Committee or any proposed material change in the nature or extent of any non-audit services previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification to the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

                                   APPENDIX D

                        SHARE OWNERSHIP OF SHAREHOLDERS

                               THE MAINSTAY FUNDS

     As of the Record Date, the shareholders with respect to each Fund were known by that Fund to own of beneficially 5% or more of the outstanding interest of a class of that Fund's shares are described below:


MAINSTAY CAPITAL APPRECIATION FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         Merrill Lynch Pierce Fenner &             18,608.9190     10.69%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      C         Citigroup Global Markets Inc.             27,094.7190     15.57%
                333 W 34th St
                New York, NY 10001-2402
      I         NYLIFE Distributors, Inc.                     35.1120       100%
                Al Leier -- CVP
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

MAINSTAY COMMON STOCK FUND:

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         New York Life Trust Company              413,526.0620     14.87%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      C         Merrill Lynch Pierce Fenner &             13,218.0010      5.31%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      I         Evergreen Investment Services, Inc.    1,034,134.8770      9.30%
                The Conservative Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         MainStay Moderate Allocation Fund      1,567,399.6730     14.10%
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819
      I         Evergreen Investment Services, Inc.      624,600.7970      5.62%
                The Moderately Aggressive Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         Newton Memorial Hospital                 584,611.1670      5.26%
                175 High Street
                Newton, NJ 07860-1099
      I         Evergreen Investment Services, Inc.     1,097,844.496      9.88%
                The Moderate Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         MainStay Growth Allocation Fund         2,793,168.212     25.13%
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819
      I         MainStay Growth Allocation Fund         1,933,134.136     17.39%
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      I         Evergreen Investment Services, Inc.      785,097.8740      7.06%
                The Aggressive Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022

MAINSTAY CONVERTIBLE FUND:

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         Citigroup Global Markets Inc.           1,934,272.658      8.54%
                333 W 34th St
                New York, NY 10001-2402
      B         Citigroup Global Markets Inc.            451,394.7490      5.79%
                333 W 34th St
                New York, NY 10001-2402
      C         Citigroup Global Markets Inc.            116,899.4020      7.08%
                333 W 34th St
                New York, NY 10001-2402
      C         Merrill Lynch Pierce Fenner &            291,241.1740     17.64%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484

MAINSTAY DIVERSIFIED INCOME FUND:

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         NYLIFE Distributors Inc.                 927,362.5240     12.77%
                Attn: Al Leier
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      B         Citigroup Global Markets Inc.            270,608.0970      7.33%
                333 W 34th St
                New York, NY 10001-2402

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         Merrill Lynch Pierce Fenner &            172,119.2810     12.75%
                Smith Inc. -- for the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      I         New York Life Trust Company                1,289.9810      6.00%
                Custodian for the IRA Rollover of
                Joe H. Morgan
                17336 Rolling Woods Cir.
                Northville, MI 48168-1886
      I         North East Medical Services                9,837.4080     45.72%
                Profit Sharing Plan
                c/o Linda Bien
                1520 Stockton Street
                San Francisco, CA 94133-3354
      I         New York Life Trust Co                     5,095.1670     23.68%
                Cust for the IRA of FBO
                Dolores R. Neureiter
                323 E. Ridgewood Ave.
                Ridgewood, NJ 07450-3301
      I         New York Life Trust Co                     1,719.8090      7.99%
                Cust for the IRA of
                Ollie Christene Edwards (POA)
                FBO Donald R. Edwards
                5606 Nashville Ave.
                Lubbock, TX 79413-4642


MAINSTAY EQUITY INDEX FUND:

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         Citigroup Global Markets Inc.            657,436.2430      6.70%
                333 W 34th St
                New York, NY 10001-2402

MAINSTAY GLOBAL HIGH INCOME FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         NYLIFE Distributors Inc.                 596,413.9900      5.42%
                Attn: Al Leier
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      B         Citigroup Global Markets Inc.            217,394.5060      5.88%
                333 W 34th St
                New York, NY 10001-2402
      C         Merrill Lynch Pierce Fenner &            607,944.7610     15.85%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      C         Citigroup Global Markets Inc.            554,261.0510     14.45%
                333 W 34th St
                New York, NY 10001-2402


MAINSTAY GOVERNMENT FUND:



                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         Supplemental Income Plan Trust Fund    3,626,811.9360     12.70%
                PO Box 8338
                Boston, MA 02266-8338
      C         Merrill Lynch Pierce Fenner &             34,051.8650      5.32%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      I         NYLIFE Distributors, Inc.                    130.4540    100.00%
                Al Leier -- CVP Audit Account
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

MAINSTAY HIGH YIELD CORPORATE BOND FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      B         Citigroup Global Markets Inc.          12,525,922.783      7.91%
                333 W 34th St
                New York, NY 10001-2402
      C         Citigroup Global Markets Inc.          10,876,445.621     15.87%
                333 W 34th St
                New York, NY 10001-2402
      C         Merrill Lynch Pierce Fenner &          11,012,223.922     16.07%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      I         New York Life Foundation               1,647,711.8230      6.14%
                c/o Mr. Charles Holek
                51 Madison Ave Room 504
                New York, NY 10010-1603
      I         Evergreen Investment Services, Inc.    2,301,252.2310      8.57%
                The Moderately Aggressive Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         Raymond James & Associates Inc.        2,146,104.7350      8.00%
                FBO Helios Education
                880 Carillon Pkwy
                St. Petersburg, FL 33716-1100
      I         MainStay Moderate Allocation Fund      1,515,629.9120      5.65%
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819
      I         Evergreen Investment Services, Inc.    1,656,411.2460      6.17%
                The Conservative Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      I         Evergreen Investment Services, Inc.    2,022,019.5820      7.53%
                The Moderate Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         Evergreen Investment Services, Inc.    1,506,116.3910      5.61%
                The Aggressive Portfolio
                c/o Jim Hall
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         New York Life Trust Company            2,436,118.4620      9.08%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      I         Merrill Lynch Pierce Fenner &          2,189,900.5370      8.16%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      I         MainStay Moderate Growth Allocation    1,718,718.9790      6.40%
                Fund
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819


MAINSTAY INTERNATIONAL EQUITY FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         Merrill Lynch Pierce Fenner &            163,068.7030     12.19%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      C         Citigroup Global Markets Inc.             93,773.4350      7.01%
                333 W 34th St
                New York, NY 10001-2402

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      I         Dengel & Co.                           2,302,162.7140      7.12%
                c/o Fiduciary Trust Company
                International
                PO Box 3199
                New York, NY 10008-3199
      I         David Bowen & Co.                      5,178,607.6560     16.01%
                PO Box 55806
                Boston, MA 02205-5806
      I         New York Life Progress -- Sharing       3,658,945.647     11.31%
                Investment Plan Program
                c/o Maria Mauceri
                51 Madison Ave, Room 1305
                New York, NY 10010-1603
      I         Charles Schwab & Company Inc            3,139,381.176      9.71%
                101 Montgomery Street
                San Francisco, CA 94104-4151
      R1        New York Life Trust Company              246,016.1910     99.93%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      R2        Water Technology, Inc. 401(K)              1,014.7560      5.87%
                Mary M Aranda
                619 S Andover Dr
                Anaheim, CA 92807-4607
      R2        Water Technology, Inc. 401(K)              1,063.3320      6.15%
                Ervin W Loest, Jr.
                102 S Grove St
                Waupun, WI 53963-2219
      R2        Water Technology, Inc. 401(K)              2,166.1990     12.52%
                Brian W Freber
                613 E South St
                Beaver Dam, WI 53916-3005
      R2        Lichte Insurance Agency, Inc MPP           1,600.1400      9.25%
                Donald A Lichte
                1400 Lancer Ct
                Reedsburg, WI 53959-1422
      R2        Lichte Insurance Agency, Inc MPP           4,133.1510     23.90%
                Donald H Lichte
                610 N Webb Ave
                Reedsburg, WI 53959-1267

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      R3        NYLIFE Distributors Inc.                     703.4510    100.00%
                Attn: Al Leier
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007


MAINSTAY LARGE CAP GROWTH FUND:



                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         Merrill Lynch Pierce Fenner &          14,514,771.411     37.94%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      C         Merrill Lynch Pierce Fenner &          1,163,329.5100     28.14%
                Smith Inc. --
                for the Sole Benefit of its
                Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      C         Citigroup Global Markets Inc.            903,177.7990     21.85%
                333 W 34th St
                New York, NY 10001-2402
      I         JP Morgan Chase TTEE                   3,564,139.6000      6.84%
                Int'l Truck & Engine 401k Plan For
                Represented Employees
                9300 Ward Pkwy.
                Kansas City, MO 64114-3317
      I         JP Morgan Chase TTEE                   3,986,533.3810      7.66%
                FBO International Truck & Engine
                401(K) Retirement Savings Plan
                9300 Ward Pkwy.
                Kansas City, MO 64114-3317
      I         New York Life Trust Company            4,452,857.0950      8.55%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      I         MainStay Moderate Growth Allocation    7,028,109.2610     13.50%
                Fund
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819
      I         MainStay Moderate Allocation Fund      5,139,416.2190      9.87%
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819
      I         MainStay Growth Allocation Fund        5,091,701.5340      9.78%
                c/o Tony Elavia
                470 Park Ave
                Room VM
                New York, NY 10016-6819
      I         Evergreen Investment Services, Inc.    3,049,799.0290      5.86%
                The Moderately Aggressive Portfolio
                c/o Jim Hall 18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         Evergreen Investment Services, Inc.    4,474,435.1560      8.59%
                The Aggressive Portfolio
                c/o Jim Hall 18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022
      I         Charles Schwab & Company Inc.          3,262,835.9810      6.27%
                101 Montgomery Street
                San Francisco CA 94104-4122
      R1        Wells Fargo Bank NA FBO                  344,950.3430     40.57%
                Retirement Plan Services
                PO Box 1533
                Minneapolis, MN 55480-1533
      R1        New York Life Trust Company              346,946.5410     40.81%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      R1        NFS LLC FEBO FIIOC as Agent for          157,799.7350     18.56%
                Qualified
                Benefit Plans (401K)
                FINOPS-IC Funds
                100 Magellan Way
      R2        New York Life Trust Company              332,887.5990     99.46%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      R3        NYLIFE Distributors Inc.                   1,742.1600    100.00%
                Attn: Al Leier
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007


MAINSTAY MAP FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         Citigroup Global Markets Inc.            769,693.1060      5.13%
                333 W 34th St
                New York, NY 10001-2402
      A         Merrill Lynch Pierce Fenner &            916,985.3900      6.11%
                Smith Inc. -- for the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      B         Citigroup Global Markets Inc.            583,122.1310      5.58%
                333 W 34th St
                New York, NY 10001-2402
      C         Citigroup Global Markets Inc.           1,573,430.175     20.35%
                333 W 34th St
                New York, NY 10001-2402
      C         Merrill Lynch Pierce Fenner &           1,589,348.906     20.56%
                Smith Inc. -- for the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      R1        New York Life Trust Company              443,629.6360     99.35%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      R2        New York Life Trust Company              155,204.9810     89.77%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      R3        NYLIFE Distributors Inc.                     289.3630    100.00%
                Attn: Al Leier
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      I         New York Life Trust Company            5,567,830.8870     56.23%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      I         Raymond James & Associates Inc.          616,053.9480      6.22%
                FBO Helios Education
                880 Carillon Pkwy
                St. Petersburg, FL 33716-1100
      I         New York Life Progress -- Sharing      1,831,437.5920     18.50%
                Investment Plan Program
                c/o Maria Mauceri
                51 Madison Ave RM 513
                New York, NY 10010-1603



MAINSTAY MID CAP GROWTH FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         Merrill Lynch Pierce Fenner & Smith      988,563.6280     10.63%
                Inc. -- for the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      C         Citigroup Global Markets Inc.            355,707.0530     10.35%
                333 W 34th St
                New York, NY 10001-2402
      C         Merrill Lynch Pierce Fenner & Smith    1,397,794.5930     40.65%
                Inc. -- for the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      I         Mass Mutual Life Insurance Co             19,070.7890     11.54%
                1295 State St.
                Springfield MA 01111-0001
      I         Prudential Investment Management          21,798.2310     13.19%
                Service
                Fbo Mutual Fund Clients
                100 Mulberry St
                3 Gateway Ctr Fl 11
                Mail Stop NJ 05-11-20
                Newark, NJ 07102-4000
      I         EGAP & Co.                                41,881.2810     25.34%
                Two Burlington Square
                PO Box 820
                Burlington VT 05402-0820
      I         New York Life Trust Company               77,257.7570     46.74%
                Client Accounts
                169 Lackawanna Ave
                Parsippany NJ 07054-1007
      R3        Trust Lynx & Co.                          34,915.3350     97.80%
                PO Box 173736
                Denver, CO 80217-3736


MAINSTAY MID CAP VALUE FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         Citigroup Global Markets Inc.            535,822.2910     22.02%
                333 W 34th St
                New York, NY 10001-2402
      C         Merrill Lynch Pierce Fenner & Smith      296,284.2340     12.18%
                Inc. -- for the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      I         Pattie A Clay Infirmary Association       65,607.5570     98.12%
                Inc
                c/o Robert J Hudson
                Eastern By-Pass
                PO Box 1600
                Richmond, KY 40476-2603

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      R1        Counsel Trust DBA Mid Atlantic Trust          14.6260     14.79%
                FBO Ambiotec C Engineering Group
                401K
                336 4th Ave
                The Times Building
                Pittsburgh PA 15222-2011
      R1        NYLIFE Distributors, Inc.                     84.2920     85.21%
                Al Leier -- CVP
                Audit Account
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      R2        NYLIFE Distributors, Inc.                     84.4460      9.63%
                Al Leier -- CVP
                Audit Account
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007
      R2        MG Trust Company Custodian FBO                76.9240      8.78%
                Pinnacle
                Engineering Inc. 401K P&T
                700 17th St Suite 300
                Denver, CO 80202-3531
      R2        New York Life Trust Company                  715.1420     81.59%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

MAINSTAY MONEY MARKET FUND:

                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      A         New York Life Trust Company            16,273,201.440      5.94%
                Client Accounts
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

MAINSTAY SMALL CAP GROWTH FUND:



                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      I         New York Life Foundation                 189,663.6720     86.01%
                c/o Mr. Charles Holek
                51 Madison Ave RM 504
                New York, NY 10010-1603
      I         EGAP & CO                                 30,245.8590     13.72%
                Two Burlington Square
                PO Box 820
                Burlington, VT 05402-0820



MAINSTAY SMALL CAP VALUE FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         Citigroup Global Markets Inc.             70,875.0290      8.56%
                333 W 34th St
                New York, NY 10001-2402
      C         Merrill Lynch Pierce Fenner & Smith      129,250.0740     15.61%
                Inc. -- for the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484
      I         New York Life Trust Company                  376.1160     48.17%
                Cust For The Rollover IRA of
                Michael P Kachmer
                1209 IH 35 South #100
                New Braunfels TX 78130-5918
      I         Russell W. Stigall III                       236.2470     30.25%
                PO Box 4466
                Greenville, MS 38704-4466
      I         NYLIFE Distributors, Inc.                    168.5250     21.58%
                Al Leier -- CVP
                Audit Account
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

MAINSTAY TAX FREE BOND FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         NFS LLC FEBO                              35,974.8320      5.56%
                R Locke Bell
                PO Box 481
                Gastonia NC 28053-0481
      C         Merrill Lynch Pierce Fenner &            166,264.1780     25.71%
                Smith Inc -- For the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville FL 32246-6484


MAINSTAY TOTAL RETURN FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         Citigroup Global Markets Inc.             42,366.6960     24.12%
                333 W 34th St
                New York NY 10001-2402
      C         Theresa Collins USUFRUCT                   9,083.6750      5.17%
                James N Collins & Gene M Collins
                Karen T Collins & John W Collins
                4006 Walnut Dr
                New Iberia LA 70563-3342
      I         NYLIFE Distributors Inc.                      66.7560     16.56%
                Al Leier -- CVP
                Audit Account
                169 Lackawanna Ave
                Parsippany NJ 07054-1007
      I         F&M Bank No Virginia Cust                    336.4290     83.44%
                fbo IPC Prototype Plan
                C/O John Ames
                Po Box 8095
                Virginia Beach, VA 23450-8095

MAINSTAY VALUE FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL      PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------  ------------------------------------  ---------------   --------
      C         Merrill Lynch Pierce Fenner & Smith      242,568.2430     40.03%
                Inc -- For the Sole Benefit
                of its Customers
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville FL 32246-6484
      I         MainStay Moderate Allocation Fund        254,611.6970     22.01%
                c/o Tony Elavia
                51 Madison Ave
                2nd Fl -- EIG Group
                Attn: Maggie Goodman
                New York NY 10010-1603
      I         MainStay Growth Allocation Fund          359,610.2830     31.08%
                c/o Tony Elavia
                51 Madison Ave
                2nd Fl -- EIG Group
                Attn: Maggie Goodman
                New York NY 10010-1603
      I         MainStay Moderate Growth Allocation      530,360.8960     45.84%
                Fund
                c/o Tony Elavia
                51 Madison Ave
                EIG -- 2nd Fl
                Attn: Maggie Goodman
                New York NY 10010-1603
      R1        Nylife Distributors Inc                       64.7130    100.00%
                Al Leier -- CVP
                Audit Account
                169 Lackawanna Ave
                Parsippany NJ 07054-1007
      R2        New York Life Trust Company              223,310.8350     36.42%
                Client Accounts
                169 Lackawanna Ave
                Parsippany NJ 07054-1007

                               FORM OF PROXY CARD

                               THE MAINSTAY FUNDS
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2007

The undersigned shareholder of the [Funds owned] hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey Engelsman. and Thomas C. Humbert, Jr. or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund(s) held in his or her name on the books of the Fund(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on May 4, 2007, beginning at 10:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated April 2, 2007.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                                        Please mark, sign, date and return the
                                        Proxy Card promptly using the enclosed
                                        envelope.

                                        DATE:
[ADDRESS LINE 1]                              ----------------------------------
[ADDRESS LINE 2]
[ADDRESS LINE 3]                        SIGNATURE(S):
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]                        ----------------------------------------
[ADDRESS LINE 7]                        NOTE: Please sign exactly as your name
[ADDRESS LINE 8]                        appears on the account. When shares are
[ADDRESS LINE 9]                        held by joint tenants, both should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please provide full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                        [ ] Please check this box if you plan to
                                            attend the Special Meeting.

--------------------------------------------------------------------------------
                              - PLEASE FOLD HERE -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE MAINSTAY FUNDS
  (THE "TRUST"), WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     -    TOUCHTONE: To vote by phone call
          toll free 1-866-704-4464 and
          follow the recorded
          instructions.

     -    INTERNET: Vote on the internet     VOTING CONTROL ID: [123456789101]
          at https://vote.proxy-direct.com
          and follow the simple              CHECK DIGIT ID:    [123]
          instructions.

     -    MAIL: Return the signed proxy
          card in the enclosed envelope.

IF YOU WOULD LIKE TO VOTE OVER THE PHONE, PLEASE CALL 1-800-821-2712. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTING INSTRUCTION QUICKLY OVER THE PHONE. THEY ALSO ARE AVAILABLE TO ANSWER ANY QUESTIONS YOU MAY HAVE REGARDING THE PROXY MATERIALS.

                               PLEASE VOTE TODAY.


                                       D-1

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                     SEE THE REVERSE SIDE FOR THE PROPOSAL.


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THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To elect the following eight individuals as Trustees of the Board:

1.   Susan B. Kerley

2.   Alan R. Latshaw

3.   Peter Meenan

4.   Richard H. Nolan, Jr.

5.   Brian A. Murdock

6.   Richard S. Trutanic

7.   Roman L. Weil

8.   John A. Weisser, Jr.

           [ ] FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT [ ] ABSTAIN

                                        To withhold authority to vote for one or more nominees, write the nominee number(s) on the line below.

                                        ----------------------------------------

      PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY


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